UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                                August 13, 2008

GURATA GOLD, INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-52796	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11730 NE 107th Place, Kirkland, Washington		98033
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (206) 779-5013

1403 – 1200 Alberni Street, Vancouver, British Columbia, V6E 1A6, Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2008, Feliberto Gurat resigned as the president and CEO of Gurata.  Mr. Gurat is still the sole director and the CFO of Gurata.

Also, on August 7, 2008, Shaun P. Davis consented to and was appointed as the president and CEO of Gurata by the board of directors.

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Shaun P. Davis (42 years old) has been a realtor and worked in property management since 1990.

Mr. Davis does not hold a directorship in any other reporting company

There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that Gurata was or is a party to in which Mr. Davis had or is to have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Gurata Gold, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

GURATA GOLD, INC.

By: /s/ Shaun P. Davis
Dated:  August 13, 2008
  Shaun P. Davis – CEO & President

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